                                                                    EXHIBIT 25.1



                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)


                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

        New York                                                13-5160382
 (State of incorporation                                    (I.R.S. employer
 if not a national bank)                                    identification no.)
   One Wall Street, New York, N.Y.                                10286
(Address of principal executive offices)                       (Zip code)

                       CORPORATE ASSET BACKED CORPORATION
               (Exact name of obligor as specified in its charter)

         Delaware                                               22-3281571
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)

400 West Main Street, Suite 338
Babylon, New York
                                                             11702
(Address of principal executive offices)                    (Zip code)

                          Notes and Trust Certificates

                       (Title of the indenture securities)

                                                                    EXHIBIT 25.1


1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                   Address
--------------------------------------------------------------------------------
     Superintendent of Banks of the            2 Rector Street,
     State of New York                         New York, N.Y. 10006, and Albany,
                                               N.Y. 12203

     Federal Reserve Bank of New York          33 Liberty Plaza,
                                               New York, N.Y.  10045

     Federal Deposit Insurance Corporation     Washington, D.C.  20429

     New York Clearing House Association       New York, New York   10005


         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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
                                                                    EXHIBIT 25.1


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of June, 2001.



                                                          THE BANK OF NEW YORK



                                                     By:      /s/ Thomas Musarra
                                                          ----------------------
                                                              Thomas Musarra
                                                              Attorney-in-Fact



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
                                                                    EXHIBIT 25.1


                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries.

a member of the Federal Reserve System, at the close of business December 31, 2000 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts In
ASSETS                                                                Thousands
Cash and balances due from
  depository institutions:
  Non interest-bearing
   balances and currency
   and coin ....................................                    $  3,083,720
  Interest-bearing balances ....................                       4,949,333
Securities:
  Hold-to-maturity securities ..................                         740,315
  Available-for-sale securities ................                       5,328,001
Federal funds sold and
  Securities purchased
  under agreements to
  resell .......................................                       5,695,708
 Loans and lease financing
  receivables:
  Loans and leases, net of
   unearned income..............................                      36,590,456
  LESS:  Allowance for
   loan and lease losses........................                         598,536
  LESS:  Allocated
   transfer risk reserve........................                          12,575
  Loans and leases, net of
   unearned income,
   allowance and reserve .......................                      35,979,345
Trading Assets .................................                      11,912,448
Premises and fixed assets
  (including capitalized
  leases) ......................................                         763,241
Other real estate owned ........................                           2,925
Investments in
  unconsolidated
  subsidiaries and
  associated companies .........................                         183,836
Customers' liability to
  this bank on acceptances
  outstanding ..................................                         424,303
Intangible assets ..............................                       1,378,477
Other assets ...................................                       3,823,797
                                                                    ------------
Total assets ...................................                    $ 74,266,429
                                                                    ============
LIABILITIES
Deposits:
  In domestic offices ..........................                    $ 28,328,548
  Non interest-bearing..........................                      12,637,384
  Interest-bearing..............................                      15,691,164
  In foreign offices,
  Edge and, Agreement
  subsidiaries, and IBFs .......................                      27,920,690
  Non-interest-bearing..........................                         470,130
  Interest-bearing..............................                      27,450,560
Federal funds purchased
  and Securities sold
  under agreements to
  repurchase ...................................                       1,437,916
Demand notes issued to the
  U.S. Treasury ................................                         100,000
Trading liabilities ............................                       2,049,818
Other borrowed money:
  With remaining maturity
   of one year or less .........................                       1,279,125
  With remaining maturity
   of more than one year
   through three years .........................                               0
  With remaining maturity
   of more than three years ....................                          31,080
Bank's liability on
  acceptances executed and
  outstanding ..................................                         427,110
Subordinated notes and
  debentures ...................................                       1,646,000
Other liabilities ..............................                       4,604,478
                                                                    ------------
Total liabilities ..............................                      67,824,765
                                                                    ------------
EQUITY CAPITAL
Common stock ...................................                       1,135,285
Surplus ........................................                       1,008,775
Undivided profits and
  capital reserves .............................                       4,308,492
Net unrealized holding
  gains (losses) on
  available-for-sale
  securities ...................................                          27,768
Accumulated net gains
  (losses) on cash flow
  hedges .......................................                               0
Cumulative foreign currency
 translation adjustments .......................                         (38,656)
                                                                    ------------
Total equity capital ...........................                       6,441,664
                                                                    ------------
Total liabilities and
 equity capital ................................                    $ 74,266,429
                                                                    ============


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve system and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro
     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi
     Alan R. Griffith            Directors
     Gerald L. Hassell


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